UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2014

HIGHER ONE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34779	26-3025501
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

115 Munson Street
New Haven, CT 06511
(Address of principal executive offices and zip code)

(203) 776-7776
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Explanatory Note
This Form 8-K/A is filed as an amendment (the “Amendment”) to the Current Report on Form 8-K filed by Higher One Holdings, Inc. (“Higher One”) on November 6, 2014 (the “Current Report”). This Amendment is being filed solely for the purpose of correcting a typo in the table entitled “Unaudited Supplemental Operating Data” included in the Press Release furnished as Exhibit 99.1 to the Current Report. The Refund Management SEE y/y growth percentage for the three months ended September 30, 2014 is revised from 9% to 6%.  The revised table is set forth below and is included in the revised Press Release furnished as Exhibit 99.1 to this Amendment.
No other revisions are being made to the information disclosed in the Current Report or the Press Release, and this Amendment does not reflect events occurring after the filing of the Current Report, or modify or update those disclosures that may be affected by subsequent events, and no other changes are being made to any other disclosure contained in the Current Report.

Higher One Holdings, Inc.
Unaudited Supplemental Operating Data
(In thousands)
	Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
	2013	2013	2014	2014	2014

Refund Management SSE (1)	4,752	5,000	5,083	5,119	5,018
y/y growth	4%	8%	8%	7%	6%

Ending OneAccounts (2)	2,194	2,192	2,292	2,088	2,190
y/y growth	5%	9%	6%	-4%	0%

(1)
Refund Management SSE is defined as the number of students enrolled at institutions that have signed contracts to use the Refund Management service by the end of a given period as of the date the contract is signed (using the most up-to-date IPEDS data at that point in time). Refund Management SSE as of September 30, 2014 reflects Fall 2013 provisional enrollment data from IPEDS. The effect of updating Refund Management SSE as of September 30, 2014 resulted in a decrease of approximately 112,000 SSE from the enrollment figures previously reported.

(2)	Ending OneAccounts is defined as the number of accounts with a non-zero balance at the end of a given period

Item 2.02. Results of Operations and Financial Condition

On November 6, 2014, Higher One issued a press release announcing its financial results for the third quarter ended September 30, 2014. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure

On November 6, 2014, at 8:30 am ET, Higher One will host a conference call to discuss third quarter results. Interested parties, including analysts, investors and the media, may listen live via the internet by logging onto the Investor Relations section of Higher One's website at http://www.higherone.com.

As part of the conference call, Marc Sheinbaum, President and Chief Executive Officer, and Christopher Wolf, Chief Financial Officer, will present items not previously disclosed in reports filed by Higher One with the SEC. A copy of the PowerPoint slides that will accompany Higher One's presentation is attached hereto as Exhibit 99.2.

The information in this Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Use of Non-GAAP Financial Measures

The press release, PowerPoint slides and presentation described above include certain metrics presented on a non-GAAP basis, including non-GAAP adjusted EBITDA, non-GAAP adjusted net income, and non-GAAP adjusted net income per share. Higher One believes that these non-GAAP measures, which exclude amortization of intangibles, stock based compensation, certain one-time or non-cash impacts or other adjustments to Higher One's results, all net of taxes, provide useful information regarding normalized trends relating to the company's financial condition and results of operations. Reconciliations of these non-GAAP measures to their closest comparable GAAP measures are included in the press release, PowerPoint slides and presentation.

This Current Report on Form 8-K contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Management’s projections and expectations are subject to a number of risks and uncertainties that could cause actual performance to differ materially from that predicted or implied. Forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “believe,” “estimate,” “potential,” “should” or similar words intended to identify information that is not historical in nature. Forward-looking statements contained herein include, among others, statements concerning management’s expectations about future events and Higher One’s operating plans and performance, bank partners, the regulatory environment, banking fees, litigation, sales, and the expected benefits of acquisitions, and such statements are based on the current beliefs and expectations of Higher One management, as applicable, and are subject to known and unknown risks and uncertainties. There are a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. These statements speak only as of the date they are made, and the company does not intend to update or otherwise revise the forward-looking information to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions, changes in general economic or industry conditions or other circumstances arising and/or existing since the preparation of this Current Report on Form 8-K or to reflect the occurrence of any unanticipated events. The forward-looking statements in this Current Report on Form 8-K do not include the potential impact of any acquisitions or divestitures that may be announced and/or completed after the date hereof. For further information regarding the risks associated with Higher One’s business, please refer to Higher One’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the most recent fiscal year end, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibits	Description
99.1	Press Release of Higher One Holdings, Inc., dated November 6, 2014
99.2	PowerPoint slides, Higher One Holdings, Inc. Q3' 14 Earnings Results, dated November 6, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2014

HIGHER ONE HOLDINGS, INC.

By: /s/ Marc Sheinbaum
_____________________________
Marc Sheinbaum
Chief Executive Officer